UMPQUA HOLDINGS

CORPORATION

Parent Company for:

UMPQUA

B·A·N·K

STRAND
ATKINSON
WILLIAMS &
YORK

Safe Harbor Statement

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such forward-looking statements are just predictions subject to certain risks and uncertainties that could cause actual events or results to materially differ, either better or worse, from those projected. A discussion of risk factors that may affect the actual outcomes relating to such forward-looking statements and the Company's results of operations in general is included in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Value Proposition: "to differentiate"

- EMBRACE "Retail Philosophy"
- CREATE unique customer experience
- MEASURE quality service program
- DEVELOP the Umpqua culture

UMPQUA HOLDINGS
CORPORATION

Growth Strategy

- Increase market share in existing markets
- DeNovo expansion into new markets
- Pursue acquisition opportunities

Growth History Total Assets ($ Millions)



HBEK Purchase
7/04
CEBC Purchase
11/02
LBB & IFN Purchase
12/01
VRB Purchase
12/00
SAWY Purchase
11/99
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1994
1995
1996
1997
1998
1999
1Q 00
2Q 00
3Q 00
4Q 00
1Q 01
2Q 01
3Q 01
4Q 01
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05
3Q 05
4Q 05
1Q 06

Historical Total Assets before restatements for poolings.

UMPQUA HOLDINGS
CORPORATION

Umpqua Today

Today Umpqua Bank is the largest community bank headquartered in the Northwest, with $5.5 billion in assets, 96 stores throughout Oregon, Northern California and Southwest Washington…


2006
96 Stores
Total Assets
$5.4 Billion
Market Capitalization
$1.3 Billion
WASHINGTON
OREGON
CALIFORNIA
Bellevue
Astoria
Longview
Vancouver
Portland
Beaverton
Tualatin
Milwaukie
Oregon City
Salem
Newport
Waldport
Corvallis
Albany
Lebanon
Sweet Home
Springfield
Eugene
Bend
Reedsport
Cottage Grove
North Bend
Coos Bay
Sutherlin
Coquille
Myrtle Pt.
Winston
Roseburg
Bandon
Myrtle Creek
Glendale
Canyonville
Merlin
Grants Pass
Rogue River
Medford
Central Pt.
Phoenix
Talent
Ashland
Brookings/
Harbor
McKinleyville
Willow Creek
Weaverville
Arcata
Eureka Main
Eureka Henderson
Center
Fortuna
Redding
Red Bluff
Los Molinos
Garberville
Orland
Chico
Willows
Yuba City
Ukiah
Colusa
Marysville
Wheatland
Arbuckle
Lincoln
Woodland
Roseville
Sacramento
Napa
San Francisco
5
101
99
80
50

The Future

- Perpetuate the "Never Ending Story"
- Take Advantage of Unique Opportunity
  - Build an Institution of Significance
- Create Shareholder Value

Earnings Per Share Growth

(Fully Diluted / Before Merger Costs)



Sale of Merchant Card Portfolio
CAGR = 16%
Mortgage Banking Refinance Bubble
Pooling of Interest @12/31/01
$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

* Q4 2004 includes $0.08 gain on sale of discontinued operation, net of tax

UMPQUA HOLDINGS CORPORATION

Umpqua Holdings Financial Overview

UMPQUA HOLDINGS
CORPORATION

Revenue Per Share



$7
$6
$5
$4
$3
$2
$1
$0
$3.67
$4.23
$4.99
$5.36
*
$5.53
$5.74
$6.02
2000
2001
2002
2003
2004
2005
Q1 2006
annualized

* 2004 excludes $0.15 gain on sale of discontinued operation

UMPQUA HOLDINGS
CORPORATION

Revenue/Expense Growth Rates



Revenue
Expense
300
250
200
150
100
50
0
2000
2001
2002
2003
2004
2005
CAGR = 30%
CAGR = 26%

UMPQUA HOLDINGS CORPORATION

Non Interest Income (000's)


Service Charges & Other
Brokerage
Mortgage Banking
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
CAGR = 22%
2000
2001
2002
2003
2004
2005

Excludes security gains/losses and discontinued operations.

UMPQUA HOLDINGS CORPORATION

Loan Growth


CRE
Construction
RE
Commercial
Other
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2000
2001
2002
2003
2004
2005
Q1 2006

UMPQUA HOLDINGS CORPORATION

High Quality Loan Portfolio

($ Millions)	2004	2005	Q1 2006
Allowance/ Total Loans	1.31%	1.16%	**1.13%**
Total $ In Allowance	$45.6	$45.5	**$46.2**
Net Charge-Offs (recoveries)	0.17%	0.08%	**(0.06)%**
NPL to Total Loans	0.65%	0.16%	**0.19%**

UMPQUA HOLDINGS CORPORATION

Net Interest Margin



Prime
Bank
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
1994
1995
1996
Q1 1997
Q2 1997
Q3 1997
Q4 1997
Q1 1998
Q2 1998
Q3 1998
Q4 1998
Q1 1999
Q2 1999
Q3 1999
Q4 1999
Q1 2000
Q2 2000
Q3 2000
Q4 2000
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006

UMPQUA HOLDINGS CORPORATION

Efficiency Ratio Bank Only



70%
60%
50%
40%
30%
20%
10%
0%
58%
56%
55%
54%
52%
2001
2002
2003
2004
2005

UMPQUA HOLDINGS CORPORATION

Operating Income * Annual ($000)



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
CAGR = 41%
2000
2001
2002
2003
2004
2005

* Excludes merger related costs, net of tax

UMPQUA HOLDINGS CORPORATION

Quality of Earnings/Core Bank EPS Growth



Bank
Mortgage
EPS
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
CAGR = 26%
$0.61
$0.97
$1.06
$1.23
$1.52
$0.09
$0.17
$0.11
$0.04
$0.01
2001
2002
2003
2004
2005

Excludes merger expenses and significant infrequent gains/losses.

UMPQUA HOLDINGS CORPORATION

Q1 2006 Achievements

- Announced WSBA acquisition
- Annualized loan growth of 18%
- Earnings per share increased 18% over first quarter 2005
- Excellent asset quality, with nonperforming loan level at 0.19%

UMPQUA HOLDINGS CORPORATION

Strategic Rationale

Umpqua Holdings Corporation
and
Western Sierra Bancorp

UMPQUA HOLDINGS
CORPORATION

Strategic Rationale

- The merger of Umpqua and Western Sierra creates an institution with combined assets of $7.0 Billion
- A market capitalization of $1.6 Billion
- Expanded Geographic footprint

UMPQUA HOLDINGS CORPORATION

Combined Footprint



WASHINGTON
OREGON
CALIFORNIA
Umpqua Bank (95)
Western Sierra Affiliated Banks (31)
Total number of stores: 126

Northern California


Umpqua Bank
Western Sierra Affiliated Banks (31)
58 stores in Northern California.
McKinleyville
Willow Creek
Weaverville
Arcata
Eureka Main
Eureka Henderson Center
Fortuna
Garberville
101
Los Molinos
Orland
Chico
Willows
99
Yuba City
Ukiah
5
Colusa
Marysville
80
Lakeport
Kelseyville
Wheatland
Auburn
Arbuckle
Stanford Ranch
Lincoln
Natomas
Pollock Pines
50
Roseville
Placerville
Woodland
Cameron Park
One Capitol Mall
El Dorado Hills
Sacramento
Napa
Valley Springs
Elk Grove
80
Angels Camp
Sutter Creek
Lodi
San Andreas
Columbia
Sonora
Twain Harte
Antioch
Copperopolis
Jamestown
Modesto
San Francisco
Turlock
CALIFORNIA
5
99

Strategic Rationale

- Low integration risk
  - Same data processing platform
  - Management team experience in integrating acquisitions
- Little Branch overlap
- Leverage Umpqua's marketing platform
- Compatible Cultures

Strategic Rationale

- Greater liquidity for WSBA shareholders
- Creates "The Community Bank" in the greater Sacramento area
- Western Sierra is in one of the fastest growing markets on the West coast
- Well positioned for additional growth
- Creates largest independent community bank Sacramento north

UMPQUA HOLDINGS CORPORATION

Unique Opportunity

- Neutral to 2006 core earnings per share
- In excess of 3% accretive to 2007 core earnings per share
- 23% cost savings, phased in over first year
- No revenue enhancements included
- Remain well capitalized

UMPQUA HOLDINGS CORPORATION

Parent Company for:

UMPQUA BANK

STRAND ATKINSON WILLIAMS & YORK